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                                                                 Exhibit 99.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 14, 1997, incorporated by reference in Post-Effective Amendment Number 18 to the Registration Statement (Form N-1A No. 2-94479) of Chubb America Fund, Inc.

                                                   ERNST & YOUNG LLP

Boston, Massachusetts
April 4, 1997